UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 28, 2020

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Kansas Avenue,	Topeka	Kansas	66603
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFFN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On July 28, 2020, the Board of Directors (the "Board") of Capitol Federal Financial, Inc. (the "Company") , upon the recommendation of the Board's Nominating Committee, increased the size of the Board from eight members to nine members and appointed Carlton A. Ricketts to the Board, effective August 1, 2020. Mr. Ricketts was appointed to serve in the class of directors that will stand for re-election at the Company's next annual meeting of stockholders, to be held in early 2021. There are no arrangements or understandings between Mr. Ricketts and any other persons, pursuant to which Mr. Ricketts was selected as a director. Mr. Ricketts retired as Executive Vice President and Chief Corporate Services Officer of Capitol Federal Savings Bank, a wholly owned subsidiary of the Company, in February 2019. Mr. Ricketts has not been, and is not currently expected to be, appointed to any committees of the Board. Mr. Ricketts will participate in the Company’s non-employee director compensation program. A description of that program is set forth under the heading "Director Compensation" in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 18, 2019, which description is incorporated herein by reference.

A copy of the press release issued by the Company announcing the appointment of Mr. Ricketts to the Board is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99 – Press release announcing appointment of Carlton A. Ricketts to the Company's Board, dated July 31, 2020
Exhibit 104 – Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: July 31, 2020	By: /s/ John B. Dicus

John B. Dicus, Chairman, President and
Chief Executive Officer